POWER OF ATTORNEY
Allianz Life Insurance Company of New York
        I hereby constitute and appoint Stewart D. Gregg, Erik T. Nelson, James E. Nelson, and John S. Kreighbaum as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registrations reflected in the list below that have been or will be filed with the Securities and Exchange Commission by Allianz Life Insurance Company of New York pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Allianz Life Insurance Company of New York - Registered Variable Annuity Products

Allianz Life of NY Variable Account C   33 Act No.
NY VM II 33-26646
NY VM IV / Advantage333-19699
NY Opportunity 333-75718
NY Charter II 333-105274
NY High Five 333-124767
NY Vision (legacy)333-143195
Retirement Pro NY333-167334
Vision NY (POS)333-171428
Retirement Advantage NY333-180722
Vision NY (PAS)333-182990
Index Advantage NY N-4333-192949
Index Advantage NY ADV N-4 333-213128
Index Advantage NY NF N-4 Pending
Index Advantage NY Income N-4 Pending

    Allianz Life Insurance Co of New York  33 Act No.
    Index Advantage NY S-1333-192948
    Index Advantage NY S-1 Vers.2 333-210671
    Index Advantage NY ADV S-1 333-213126
    Index Advantage NY NF S-1 Pending
    Index Advantage NY Income S-1 Pending

Signature Title Date

/s/ Walter R. White                                                                                                                              11/1/2016
Chairman of the Board and Chief Executive
Walter R. White                              Officer

/s/ Stephen R. Herbert                                                                                                                          11/8/2016
Director
Stephen R. Herbert

/s/ Gary A. Smith                                                                                                                                 11/8/2016
Director
Gary A. Smith

Signature Title Date

/s/ Martha Clark Goss                                                                                                                         11/8/2016
Director
Martha Clark Goss

/s/ Steven J. Thiel                                                                                                                               11/1/2016
Director, Vice President and Appointed
Steven J. Thiel                                  Actuary

/s/ Thomas P. Burns                                                                                                                            11/3/2016
Director and President
Thomas P. Burns

/s/ Ronald M. Clark                                                                                                                              11/1/2016
Director
Ronald M. Clark

/s/ Kevin J. Doyle                                                                                                                                 11/8/2016
Director
Kevin J. Doyle

/s/ William E. Gaumond                                                                                                                        11/1/2016
Director, Chief Financial Officer and
William E. Gaumond                        Treasurer

Allianz NY POA – November 2016